Exhibit 24

                                Power of Attorney

     Each person whose signature appears below constitutes and appoints Drew A. Moyer and James M. Papada, III, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitute, may do or cause to be done by virtue hereof.

Name                          Title                              Date
----                          -----                              ----

/s/ James M. Papada, III      Chairman, President and            August 16, 1999
--------------------------    Chief Executive Officer
James M. Papada, III          (Principal Executive Officer)


/s/ Albert Thorp, III         Vice President - Finance and       August 16, 1999
--------------------------    Chief Financial Officer
Albert Thorp, III             (Principal Financial Officer)


/s/ Drew A. Moyer             Corporate Controller and           August 16, 1999
--------------------------    Secretary
Drew A. Moyer                 (Principal Accounting Officer)


/s/ Roy E. Hock               Director                           August 16, 1999
--------------------------
Roy E. Hock


/s/ J. Barton Harrison        Director                           August 16, 1999
--------------------------
J. Barton Harrison


/s/ Graham Humes              Director                           August 16, 1999
--------------------------
Graham Humes


/s/ Edward M. Mazze           Director                           August 16, 1999
--------------------------
Edward M. Mazze


/s/ Stanley E. Basara         Director                           August 16, 1999
--------------------------
Stanley E. Basara


/s/ John E. Burrows, Jr.      Director                           August 16, 1999
--------------------------
John E. Burrows, Jr.


                              Director                           August 16, 1999
--------------------------
Rajiv L. Gupta